SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2003

                          WEBSTER CITY FEDERAL BANCORP
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Federal                       0-26577                   42-1491186
 ---------------------------       ------------------         ----------------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
of incorporation)                                            Identification No.)





820 Des Moines Street, Webster City, Iowa                             50595-0638
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (515) 832-3071


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

             Exhibit No.                 Description
             -----------                 -----------

                99                       Press release dated August 22, 2003

Item 9. Regulation FD Disclosure.

     The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

     On August 22, 2003, Webster City Federal Bancorp (the "Company") declared a stock split. A copy of the press release dated August 22, 2003, regarding a two-for-one split of Webster City Federal Bancorp stock is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           WEBSTER CITY FEDERAL BANCORP


DATE:  August 22, 2003               By:   /s/ Phyllis A. Murphy
                                           -------------------------------------
                                           Phyllis A. Murphy
                                           President and Chief Executive Officer



                                       3